New York Society of Security Analysts March 21, 2016 Crawford & Company Exhibit 99.1

Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. —In recent periods the Company has derived a material portion of its revenues and operating earnings from a limited number of client engagements and special projects within its Legal Settlement Administration segment, specifically its work on the gulf-related class action settlement. These projects continue to wind down, and related revenues and operating earnings have been and are expected to continue to be at a reduced rate in future periods. Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, restructuring and special charges, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. (Loss) Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock (CRDA) than on the voting Class B Common Stock (CRDB), subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of CRDA must receive the same type and amount of consideration as holders of CRDB, unless different consideration is approved by the holders of 75% of CRDA, voting as a class. —In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see Appendix B following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

CRAWFORD & COMPANY AT A GLANCE Our History Founded in 1941 with the vision that an independent claims adjusting firm could provide insurers with a cost effective and efficient alternative to in-house adjusters Our Business We provide claims management, Business Process Outsourcing (BPO) programs, and consulting services to multinational insurance carriers, brokers, and local insurance firms as well as more than 200 of the Fortune 500 Our GoalTo be the world’s leading provider of claims services as we focus on developing world-class technology and innovative solutions for our clients globally Today Crawford employs more than 8,900 employees handling in excess of 1.6 million claims annually in over 150 countries Trading Publicly traded since 1968 on the NYSE under the symbols CRDA and CRDB with a $328 million market cap(1) (1) As of March 14, 2016

GLOBAL BUSINESS SERVICES LEADER INTERNATIONAL 1 Serves the Canadian, Latin American, U.K., European and Asia Pacific markets BROADSPIRE 3 Serves large national accounts, carriers and self-insured entities U.S. SERVICES 2 Serves the United States markets GARDEN CITY GROUP 4 Provides administration for class action settlements and bankruptcy matters One of the world's largest independent providers of global claims management solutions Multiple globally recognized brand names: Crawford, Broadspire, GCG Consolidated revenues before reimbursements totaled $1.17 billion for 2015

Overview Crawford’s global claims business offers a broad array of claims services including P&C, liability, marine & aviation, vehicle, transportation, catastrophe, contractor managed repair services (Contractor Connection), Global Technical Services for large and complex losses, and forensic accounting services Operating in two segments – U.S. Services and International A challenging market backdrop driven by benign weather globally has led to a mix shift from high margin, high value claims to high frequency, low margin claims Growth Opportunity - Contractor Connection Specialize in emergency response, general repairs, disaster restoration, and all manner of general residential and commercial restoration work High growth business with significant opportunity to expand GLOBAL CLAIMS BUSINESS U.S. Services Revenues by Service Line ($ in millions) International Revenues by Geographic Region ($ in millions)

CONTRACTOR CONNECTION – NORTH AMERICA A technology-enabled, best-in-class industry leader of contractor managed repair networks for residential and commercial losses Network of 4,800 general and specialty contractors Revenues of $64.1 million in 2015 versus $55.9 million in 2014 Recognized by J.D. Power as #1 emergency service provider in recent study Additionally, 7 of the top 10 carriers rated by J.D. Power for customer satisfaction partner with Contractor Connection Over 250,000 assignments in 2015 and growing rapidly with approximately $1.5 billion in estimates 300 staff dedicated to providing exceptional customer service and delivering increased policyholder satisfaction Expanding rapidly into new markets, such as consumer home improvement, real estate and financial markets, all with global opportunities Similar offerings currently operational under Contractor Connection brand name in the U.K. and Australia

BROADSPIRE A leading third party administrator to employers and insurance companies, offering casualty claim, medical management, disability and absence management solutions, and risk management information services Broadspire offers critical services that help customers increase their employee productivity while containing costs Entered the disability and absence management markets in 2015 representing a large market opportunity GARDEN CITY GROUP Recognized leader in providing legal administration services for class action settlements, bankruptcy cases, mass tort and legal noticing programs for over 30 years Senior leadership transition successfully completed Expect Garden City Group to hit their targets in 2016 while returning to growth in 2017 Revenues ($ in millions) Revenues ($ in millions)

EXECUTIVE MANAGEMENT Harsha V. Agadi - Interim President and Chief Executive Officer 30 years of experience in leadership positions at both public and private companies, including several Fortune 500 companies Member of the Crawford Board of Directors since 2010 Chairman of GHS Holdings, LLC, which has investments in restaurants, hospitality and other related industries Serves on the Boards of Belmond Ltd. and Diversified Foodservice Supply, Inc. Bruce Swain - EVP and Chief Financial Officer 30 years of experience in public and corporate accounting Held multiple positions during nearly 25 years at Crawford Serves as CFO since 2006 CPA and a Chartered Global Management Accountant

STRATEGIC REVIEW Board of Directors appointed Harsha V. Agadi interim President and Chief Executive Officer August 2015 Strategic business review initiated - opportunities uncovered Crawford’s client relationships and brand are strong globally Broadspire and U.S. Contractor Connection are experiencing robust, predictable growth A bloated cost structure combined with a challenging market have weighed on profitability Business segmentation has stifled collaboration and growth Restructuring plan outlined and implemented in the fourth quarter of 2015 Business segment CEOs incentivized to cross sell - entrepreneurial culture developing Global Business Services Center initiative continues - expected to deliver improved customer service as well as lower costs through 2016, Broadspire already showing benefits DELIVERING PREDICTABLE FINANCIAL RESULTS

EXPANDING MARGINS AND DELIVERING GROWTH Ø $45 million in total cost savings identified and removed through two restructuring plans during 2015 Headcount reduction in U.S. Services and the U.K. Reduced overhead costs in central functions and business segments Streamlined senior management to reduce costs and further improve execution GAB Robins integration completed GBSC migration continues Ø Incremental expense reduction initiatives being explored Restructuring opportunities currently being reviewed in the Garden City Group segment given continued run off of large projects Supply chain cost efficiencies being aggressively targeted to drive further reductions Ø Cost take out to drive margins in more volatile, weather-dependent service lines Ø Goal to deliver predictable and consistent financial results, regardless of the market backdrop

OVER $45 MILLION OF COST REMOVED IN 2015 Restructuring and Special Charges Totals: 2015 $34,395 2016 Expected $15,600 $25,300 to $28,300 > $45,000

GLOBAL BUSINESS SERVICES CENTER Located in Manila, Philippines Crawford owned and operated - staffed by Crawford employees Consolidated global operations will drive improved customer service levels and lower costs Client impact: Improving turnaround time Enhancing process control Increasing service levels Changing processes seamlessly Financial impact: ~1,400 Crawford employees to be transitioned to Manila through 2018 $6 million of the overall cost savings expected to be achieved by year end 2016

PRIORITIES FOR 2016 Ø Continue to exhibit cost discipline – focus on margin expansion Ø Be more client centric Deliver customized value propositions to clients Increase the speed of doing business enterprise wide Ø Drive synergies in strategic initiatives Ø Capitalize on cross-sell opportunities across the company

Fourth quarter operating earnings grew 24%, year over year, to $19.0 million driven by strong results from Broadspire and U.S. Services Full year 2015 operating earnings declined 4% to $70.4 million compared to $73.1 million in 2014 U.S. Services revenues increased 12% in the fourth quarter and 13% for the full year 2015. Operating margins increased 500 bps, year over year, to 13.5% for the full year 2015 Broadspire delivered revenue growth of 9% for the fourth quarter and full year 2015. Operating margins increased 200 bps, year over year, to 8.2% for the full year 2015 International results impacted by challenging market conditions which reduced claim activity Garden City Group continues to manage the decline in several large projects presenting a headwind to results. Senior leadership transition successfully completed Generated over $28 million of free cash flow in 2015 (1) FOURTH QUARTER AND FULL YEAR 2015 BUSINESS SUMMARY (1) See Appendix A for non-GAAP explanation

SEGMENT REVENUES AND OPERATING EARNINGS

Q4 AND FULL YEAR REVENUES AND OPERATING EARNINGS Consolidated Operating Earnings (1) ($ in millions) Fourth Quarter Full Year (1) See Appendix for non-GAAP explanation and reconciliation Revenues ($ in millions) Consolidated Operating Earnings (1) ($ in millions) Revenues ($ in billions)

Crawford & Company issued guidance for 2016 as follows: YEAR ENDING DECEMBER 31, 2015 Low End High End Consolidated revenues before reimbursements $1.05 $1.10 billion Consolidated operating earnings $80.0 $90.0 million Before expected restructuring charges, net income attributable to shareholders of Crawford & Company $36.0 $42.0 million Diluted earnings per share--CRDA $0.67 $0.77 per share Diluted earnings per share--CRDB $0.59 $0.69 per share After expected restructuring charges, net income attributable to shareholders of Crawford & Company $24.0 $30.0 million Diluted earnings per share--CRDA $0.48 $0.58 per share Diluted earnings per share--CRDB $0.40 $0.50 per share 2016 GUIDANCE The Company expects to incur restructuring charges in 2016 totaling $15.6 million pretax, or $0.19 in diluted earnings per share after tax. This is comprised of approximately $8.4 million related to the Global Business Services Centers, which should be partially offset by initial savings in 2016 of $8.0 million, and $7.2 million related to previously announced restructuring plans and special charges.

CRAWFORD IS FOCUSED ON SHAREHOLDER RETURNS Global Footprint World’s Largest Independent Provider of Claims Management Solutions Global BPO Platform Global C atastrophe Response Specialized Resources Global Technical Services (GTS) Medical Cost Containment Contractor Connection Crawford Specialty Markets Garden City Group (GCG) Focused on Profitability Strategic Review Implemented >$45 Million of Cost Removed Further Cost and Revenue Synergies Exist Innovative Technology Platforms Crawford iQ Command Center

Questions & Answers

Appendix A: Consolidated Financial Information

Unaudited ($ in thousands, except per share amounts) Years Ended December 31, 2015 2014 % Change Revenues Before Reimbursements $1,170,385 $1,142,851 2 % Costs of Services Provided, Before Reimbursements 869,217 840,702 3 % Selling, General, and Administrative Expenses 241,602 237,880 2 % Corporate Interest Expense, Net 8,383 6,031 39 % Goodwill Impairment Charges 49,314 — nm Restructuring and Special Charges 34,395 — nm Total Costs and Expenses Before Reimbursements 1,202,911 1,084,613 11 % Other Income 753 1,650 (54)% (Loss) Income Before Income Taxes (31,773) 59,888 (153)% Provision for Income Taxes 13,832 28,780 (52)% Net (Loss) Income (45,605) 31,108 (247)% Net Loss (Income) Attributable to Noncontrolling Interests 117 (484) (124)% Net (Loss) Income Attributable to Shareholders of Crawford & Company ($45,488 ) $30,624 (249)% (Loss) Earnings Per Share - Diluted: Class A Common Stock ($0.79 ) $0.57 (239)% Class B Common Stock ($0.87 ) $0.52 (267)% Cash Dividends per Share: Class A Common Stock $0.28 $0.24 17 % Class B Common Stock $0.20 $0.18 11 % STATEMENT OF OPERATIONS HIGHLIGHTS nm=not meaningful

Unaudited ($ in thousands, except per share amounts) Net (Loss) Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRDA Share Diluted (Loss) Earnings per CRDA Share Diluted (Loss) Earnings per CRDB Share Diluted (Loss) Earnings per CRDB Share Year Ended December 31, 2015 2015 GAAP Earnings ($45,488 ) $ (0.79) $ (0.87) Non-GAAP Adjustments: Goodwill Impairment Charges, Net of Tax Benefits 47,608 0.86 0.86 Restructuring and Special Charges, Net of Tax Benefits 25,349 0.46 0.46 Non-GAAP Earnings $ 27,469 $ 0.53 $ 0.45 Year Ended December 31, 2014 2014 GAAP Earnings (No Adjustments) $ 30,624 $ 0.57 $ 0.52 NON-GAAP NET INCOME AND EARNINGS PER SHARE

Unaudited ($ in thousands) December 31, 2015 December 31, 2014 Change Cash and cash equivalents $76,066 $52,456 $23,610 Accounts receivable, net 164,596 180,096 (15,500) Unbilled revenues, net 98,659 103,163 (4,504) Total receivables 263,255 283,259 (20,004) Goodwill 95,616 131,885 (36,269) Intangible assets arising from business acquisitions, net 104,861 75,895 28,966 Goodwill and intangible assets arising from business acquisitions 200,477 207,780 (7,303) Deferred revenues 73,144 71,760 1,384 Pension liabilities 121,732 142,343 (20,611) Short-term borrowings and current portion of capital leases 21,917 2,765 19,152 Long-term debt, less current portion 225,365 154,046 71,319 Total debt 247,282 156,811 90,471 Total stockholders' equity attributable to Crawford & Company 113,693 172,937 (59,244) Net debt (1) 171,216 104,355 66,861 Total debt / capitalization 69% 48% (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

Unaudited ($ in thousands) 2015 2015 2014 2014 Variance Variance Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (45,488) $ 30,624 $ (76,112) Impairment of Goodwill 49,314 — 49,314 Depreciation and Other Non-Cash Operating Items 50,374 54,267 (3,893) Unbilled and Billed Receivables Change 29,579 (25,574) 55,153 Working Capital Change (6,512) (30,824) 24,312 U.S. and U.K. Pension Contributions (15,612) (21,887) 6,275 Cash Flows from Operating Activities 61,655 6,606 55,049 Property & Equipment Purchases, net (12,144) (12,485) 341 Capitalized Software (internal and external costs) (20,775) (16,712) (4,063) Free Cash Flow (1) $ 28,736 $ (22,591) $ 51,327 For the year ended ended December 31, OPERATING AND FREE CASH FLOW (1) See Appendix B for non-GAAP explanation

Appendix B: Non-GAAP Financial Information

Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues,respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. The GAAP-required gross up of our revenues including these pass-through reimbursed expenses is self-evident in the accompanying reconciliation. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 29. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment charges, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in net (loss) income and (loss) earnings per share are goodwill impairment, restructuring and special charges, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to others to exclude these charges when comparing net (loss) income and diluted (loss) earnings per share across periods, as these charges are not from ordinary operations. APPENDIX B: NON-GAAP FINANCIAL INFORMATION

RECONCILIATION OF NON-GAAP ITEMS

Full Year Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in millions)	2015	2014	Full Year Guidance 2016 *
Revenues Before Reimbursements			
Total Revenues	$ 1,242	$ 1,217	$ 1,155
Reimbursements	(72)	(74)	(80)
Revenues Before Reimbursements	$ 1,170	$ 1,143	$ 1,075
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 941	$ 915	
Reimbursements	$ (72)	$ (74)	
Costs of Services Provided, Before Reimbursements	$ 869	$ 841	

Unaudited ($ in thousands)	2015	2014	Full Year Guidance 2016 *
Operating Earnings (Loss):			
U.S. Services	$ 32,702	$ 18,039	
International	18,799	25,344	
Broadspire	24,017	15,469	
Garden City Group	11,507	22,849	
Unallocated corporate and shared costs and credits	(16,605)	(8,582)	
Consolidated Operating Earnings	70,420	73,119	85,000
(Deduct) add:			
Net corporate interest expense	(8,383)	(6,031)	(10,700)
Stock option expense	(433)	(859)	(500)
Amortization expense	(9,668)	(6,341)	(10,000)
Goodwill impairment charges	(49,314)	—	—
Restructuring and special charges	(34,395)	—	(15,600)
Income taxes	(13,832)	(28,780)	(21,400)
Net loss (income) attributable to non-controlling interests	117	(484)	200
Net (Loss) Income Attributable to Shareholders of Crawford & Company	$ (45,488)	$ 30,624	$ 27,000

Crawford

* Midpoints of Company's March 10, 2016 Guidance

PAGE 27

RECONCILIATION OF NON-GAAP ITEMS Fourth Quarter Revenues and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2015 2015 2014 2014 Revenues Before Reimbursements Total Revenues $ 300,504 $ 305,642 Reimbursements (15,629) (20,187) Revenues Before Reimbursements $ 284,875 $ 285,455 Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2015 2015 2014 2014 Operating Earnings: U.S. Services $ 7,865 $ 1,258 International 7,315 9,578 Broadspire 7,045 6,329 Garden City Group 1,694 4,514 Unallocated corporate and shared costs (4,966) (6,392) Consolidated Operating Earnings 18,953 15,287 (Deduct) add: Net corporate interest expense (2,145) (1,499) Stock option expense (76) (179) Amortization expense (2,886) (1,595) Goodwill impairment charges (49,314) — Restructuring and special charges (18,012) — Income taxes 1,503 (8,286) Net loss (income) attributable to non-controlling interests 306 (412) Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (51,671) $ 3,316

RECONCILIATION OF NON-GAAP ITEMS (cont.) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Year Ended December 31, 2015 Unaudited ($ in thousands) (Loss) Income Before Taxes (Loss) Income Before Taxes Income Taxes Income Taxes Net (Loss) Income Net (Loss) Income Net (Loss) Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted (Loss) Earnings per CRDA Share Diluted (Loss) Earnings per CRDA Share Diluted (Loss) Earnings per CRDB Share Diluted (Loss) Earnings per CRDB Share GAAP $ (31,773) $ (13,832) $ (45,605) $ (45,488) $ (0.79) $ (0.87) Add back: Goodwill impairment charges 49,314 (1,706) 47,608 47,608 0.86 0.86 Restructuring and special charges 34,395 (9,046) 25,349 25,349 0.46 0.46 Non-GAAP Adjusted $ 51,936 $ (24,584) $ 27,352 $ 27,469 $ 0.53 $ 0.45

RECONCILIATION OF NON-GAAP ITEMS (cont.) Net Debt December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2015 2015 2014 2014 Net Debt Short-term borrowings $ 19,958 $ 2,002 Current installments of capital leases 1,959 763 Long-term debt and capital leases, less current installments 225,365 154,046 Total debt 247,282 156,811 Less: Cash and cash equivalents 76,066 52,456 Net debt $ 171,216 $ 104,355